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                                  RISK FACTORS

RISKS RELATED TO OUR BUSINESS AND OUR INDUSTRY

         PUBLIC RESISTANCE TO PRIVATIZATION OF CORRECTIONAL AND DETENTION FACILITIES COULD RESULT IN OUR INABILITY TO OBTAIN NEW CONTRACTS OR THE LOSS OF EXISTING CONTRACTS.

         Management of correctional and detention facilities by private entities has not achieved complete acceptance by either the government or the public. The movement toward privatization of correctional and detention facilities has also encountered resistance from certain groups, such as labor unions, local sheriff's departments, and groups believing that correctional and detention facility operations should only be conducted by government agencies. Changes in the dominant political party in any market in which correctional facilities are located could have an adverse impact on privatization. Further, some government agencies are not legally permitted to delegate their traditional management responsibilities for correctional and detention facilities to private companies.

         Any of these resistances may make it more difficult for us to renew or maintain existing contracts, to obtain new contracts or sites on which to operate new facilities or to develop or purchase facilities and lease them to government or private entities, any or all of which could have a material adverse effect on our business.

         WE ARE SUBJECT TO THE SHORT-TERM NATURE OF GOVERNMENT CONTRACTS.

         Many governmental agencies are legally limited in their ability to enter into long-term contracts that would bind elected officials responsible for future budgets. Therefore, many contracts with government agencies typically either have a very short term or are subject to termination on short notice without cause. In addition, our contracts with government agencies may contain one or more renewal options that may be exercised only by the contracting government agency. No assurance can be given that any agency will exercise a renewal option in the future. The non-renewal or termination of any of our significant contracts with governmental agencies could materially adversely affect our financial condition, results of operation and liquidity, including our ability to secure new facility management contracts from others.

         WE ARE DEPENDENT ON GOVERNMENT APPROPRIATIONS. IF GOVERNMENT APPROPRIATION. LEVELS ARE REDUCED, OUR BUSINESS MAY BE HARMED.

         Our cash flow is subject to the receipt of sufficient funding of and timely payment by contracting governmental entities. If the appropriate governmental agency does not receive sufficient appropriations to cover its contractual obligations, a contract may be terminated or the amounts payable to us may be deferred or reduced. Any delays in payment, or the termination of a significant contract, could have an adverse effect on our cash flow and financial condition. Moreover, as a result of the slowing economy and the events of September 11, 2001, federal, state and local governments may encounter unusual budgetary constraints and there is a risk that spending on outsourced services provided by us may be curtailed.

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         OUR ABILITY TO WIN NEW CONTRACTS TO DEVELOP AND MANAGE CORRECTIONAL,
DETENTION AND TREATMENT FACILITIES DEPENDS ON MANY FACTORS OUTSIDE OUR
CONTROL.

         Our growth is generally dependent upon our ability to win new contracts to develop and manage new correctional, detention and treatment facilities. This depends on a number of factors we cannot control, including crime rates and sentencing patterns in various jurisdictions. Accordingly, the demand for our facilities could be adversely affected by the relaxation of enforcement efforts, leniency in conviction and sentencing practices or through the legal decriminalization of certain activities that are currently proscribed by our criminal laws. For instance, any changes with respect to drugs and controlled substances or illegal immigration could affect the number of persons arrested, convicted and sentenced, thereby potentially reducing demand for correctional facilities to house them. Similarly, reductions in crime rates could lead to reductions in arrests, convictions and sentences requiring correctional facilities. The Bureau of Justice Statistics reports that the level of violent crime in the United States has declined steadily since 1994 and the level of property crime is at the lowest level since 1974. However, the number of detained offenders has grown steadily during that period.

         While we believe that governments will continue to privatize correctional, detention and treatment facilities, we believe the rate of growth experienced in the state private corrections industry during the late 1980's and early 1990's is moderating. Certain jurisdictions recently have required successful bidders to make a significant capital investment in connection with the financing of a particular project, a trend that could require us to have sufficient capital resources to compete effectively. We may not be able to obtain these capital resources when needed. Additionally, our success in obtaining new awards and contracts may depend, in part, upon our ability to locate land that can be leased or acquired under favorable terms. Otherwise desirable locations may be in or near populated areas and, therefore, may generate legal action or other forms of opposition from residents in areas surrounding a proposed site.

         OUR PROFITABILITY MAY SUFFER IF THE NUMBER OF OFFENDERS OCCUPYING OUR CORRECTIONAL, DETENTION AND TREATMENT FACILITIES DECREASES.

         Our correctional, detention and treatment facilities are dependent upon government agencies supplying offenders. A substantial portion of our revenues is generated under contracts that specify a net rate per day per resident, or a per diem rate, sometimes with no minimum guaranteed occupancy levels, even though most correctional facility cost structures are relatively fixed. Under such a per diem rate structure, a decrease in occupancy levels at a particular facility could have a material adverse effect on the financial condition and results of operations at such facility.

         A FAILURE TO COMPLY WITH EXISTING REGULATIONS COULD RESULT IN MATERIAL PENALTIES OR NON-RENEWAL OR TERMINATION OF OUR CONTRACTS TO MANAGE CORRECTIONAL, DETENTION AND TREATMENT FACILITIES.

         Our industry is subject to a variety of federal, state and local regulations, including education, health care and safety regulations, which are administered by various regulatory authorities. We may not always successfully comply with these regulations, and failure to

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comply could result in material penalties or non-renewal or termination of facility management contracts. The contracts typically include extensive reporting requirements and supervision and on-site monitoring by representatives of contracting government agencies. Corrections officers are customarily required to meet certain training standards, and in some instances facility personnel are required to be licensed and subject to background investigation. Certain jurisdictions also require the subcontracts to be awarded on a competitive basis or to subcontract with businesses owned by members of minority groups. Our facilities are also subject to operational and financial audits by the governmental agencies with which we have contracts. The failure to comply with any applicable laws, rules or regulations and the loss of any required license could adversely affect the financial condition and results of operations at our affected facilities.

         GOVERNMENT AGENCIES MAY INVESTIGATE AND AUDIT OUR CONTRACTS AND, IF ANY IMPROPRIETIES ARE FOUND, WE MAY BE REQUIRED TO REFUND REVENUES WE HAVE RECEIVED, TO FOREGO ANTICIPATED REVENUES AND MAY BE SUBJECT TO PENALTIES AND SANCTIONS, INCLUDING PROHIBITIONS ON OUR BIDDING IN RESPONSE TO REQUESTS FOR PROPOSALS, OR RFPS.

         Certain of the government agencies we contract with have the authority to audit and investigate our contracts with them. As part of that process, the government agency reviews our performance on the contract, our pricing practices, our cost structure and our compliance with applicable laws, regulations and standards. If the agency determines that we have improperly allocated costs to a specific contract, we may not be reimbursed for those costs and we could be required to refund the amount of any such costs that have been reimbursed. If a government audit uncovers improper or illegal activities by us or we otherwise determine that these activities have occurred, we may be subject to civil and criminal penalties and administrative sanctions, including termination of contracts, forfeitures of profits, suspension of payments, fines and suspension or disqualification from doing business with the government. Any adverse determination could adversely impact our ability to bid in response to RFPs in one or more jurisdictions.

         IF WE FAIL TO SATISFY OUR CONTRACTUAL OBLIGATIONS, OUR ABILITY TO COMPETE FOR FUTURE CONTRACTS AND OUR FINANCIAL CONDITION MAY BE ADVERSELY AFFECTED.

         Our failure to comply with contract requirements or to meet our client's performance expectations when performing a contract could materially and adversely affect our financial performance and our reputation, which, in turn, would impact our ability to compete for new contracts. Our failure to meet contractual obligations could also result in substantial actual and consequential damages. In addition, our contracts often require us to indemnify clients for our failure to meet performance standards. Some of our contracts contain liquidated damages provisions and financial penalties related to performance failures. Although we have liability insurance, the policy limits may not be adequate to provide protection against all potential liabilities.

         NEW COMPETITORS IN OUR INDUSTRY MAY ADVERSELY AFFECT THE
PROFITABILITY OF OUR BUSINESS.

         We must compete on the basis of cost, quality and range of services offered, experience

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in managing facilities, reputation of personnel and ability to design, finance and construct new facilities on a cost effective competitive basis. While there are barriers for companies seeking to enter into the management and operation of correctional, detention and treatment facilities, there can be no assurance that these barriers will be sufficient to limit additional competition.

         A DISTURBANCE IN ONE OF OUR FACILITIES COULD RESULT IN CLOSURE OF A FACILITY OR HARM TO OUR BUSINESS.

         An escape, riot or other disturbance at one of our facilities could adversely effect the financial condition, results of operations and liquidity of our operations. Among other things, the adverse publicity generated as a result of an event could adversely affect our ability to retain an existing contract or obtain future ones. In addition, if such an event were to occur, there is a possibility that the facility where the event occurred may be shut down by the relevant governmental agency. A closure of certain of our facilities could adversely affect the financial condition, results of operations and liquidity of our operations.

         TERRORIST ATTACKS, SUCH AS THE ATTACKS THAT OCCURRED IN NEW YORK AND WASHINGTON, D.C. ON SEPTEMBER 11, 2001, AND OTHER ACTS OF VIOLENCE OR WAR MAY AFFECT THE MARKETS IN WHICH OUR COMMON STOCK TRADES, THE MARKETS IN WHICH WE OPERATE AND OUR PROFITABILITY.

         Terrorist attacks may negatively affect our operations and your investment. There can be no assurance that there will not be further terrorist attacks against the United States or United States businesses. As a result of terrorism, the United States may enter into a protracted armed conflict, which could have a further impact on our business. In addition, terrorists attacks in the United States may increase demand for trained security personnel, which could increase our operating costs. Political and economic instability in some regions of the world may also result and could negatively impact our business. In addition, any of these events may affect the markets in which our common stock trades. The consequences of any of these armed conflicts are unpredictable and we may not be able to foresee events that could have an adverse effect on our business or your investment.

         INACCURATE, MISLEADING OR NEGATIVE MEDIA COVERAGE COULD ADVERSELY AFFECT OUR REPUTATION AND OUR ABILITY TO BID FOR GOVERNMENT CONTRACTS.

         The media frequently focuses its attention on private operators' contracts with government agencies. If the media coverage is negative, it could influence government officials to slow the pace of outsourcing government services, which could reduce the number of RFPs. The media may also focus its attention on the activities of political consultants engaged by us, even when their activities are unrelated to our business, and we may be tainted by adverse media coverage about their activities. Moreover, inaccurate, misleading or negative media coverage about us could harm our reputation and, accordingly, our ability to bid for and win government contracts.

         WE MAY INCUR SIGNIFICANT COSTS BEFORE RECEIVING RELATED REVENUES, WHICH COULD RESULT IN CASH SHORTFALLS.

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         When we are awarded a contract to manage a government program, we may incur significant expenses before we receive contract payments. These expenses include leasing office space, purchasing office equipment and hiring and training personnel. As a result, in certain large contracts where the government does not fund program pre-opening and start-up costs, we may be required to invest significant sums of money before receiving related contract payments. In addition, payments due to us from government agencies may be delayed due to billing cycles or as a result of failures to approve governmental budgets and finalize contracts in a timely manner.

         WE MAY BE UNABLE TO ATTRACT AND RETAIN SUFFICIENT QUALIFIED PERSONNEL NECESSARY TO SUSTAIN OUR BUSINESS.

         Our delivery of services is labor-intensive. When we are awarded a government contract, we must hire operating management, security, case management and other personnel. The success of our business requires that we attract, develop, motivate and retain these personnel. Our inability to hire sufficient personnel on a timely basis or the loss of significant numbers of personnel could adversely affect our business.

         IF WE ARE UNABLE TO MANAGE OUR GROWTH, OUR PROFITABILITY WILL BE ADVERSELY AFFECTED.

         Sustaining our growth has placed significant demands on our management as well as on our administrative, operational and financial resources. For us to continue to manage our growth, we must continue to improve our operational, financial and management information systems and expand, motivate and manage our workforce. If our growth comes at the expense of providing quality service and generating reasonable profits, our ability to successfully bid for contracts and our profitability will be adversely affected.

         UNSUCCESSFUL FINANCING OR ACQUISITION PROJECTS MAY RESULT IN CHARGES TO EXPENSE FOR DEFERRED COSTS.

         If we determine that one or more financing or acquisition projects is unlikely to be successfully concluded, we could incur significant charges to expense for deferred costs associated with such projects.

         IF WE DO NOT SUCCESSFULLY INTEGRATE THE BUSINESSES THAT WE ACQUIRE, OUR RESULTS OF OPERATIONS COULD BE ADVERSELY AFFECTED.

         We may be unable to manage businesses that we may acquire profitably or integrate them successfully without incurring substantial expenses, delays or other problems that could negatively impact our results of operations.

         Moreover, business combinations involve additional risks, including:

         o        diversion of management's attention;

         o        loss of key personnel;

         o        assumption of unanticipated legal or financial liabilities;

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         o        our becoming significantly leveraged as a result of the
                  incurrence of debt to finance an acquisition;

         o unanticipated operating, accounting or management difficulties in connection with the acquired entities;

         o amortization or charges of acquired intangible assets, including goodwill; and

         o        dilution to our earnings per share.

         Also, client dissatisfaction or performance problems with an acquired business could materially and adversely affect our reputation as a whole. Further, the acquired businesses may not achieve the revenues and earnings we anticipated.

         BECAUSE FEDERAL ENVIRONMENTAL LAWS IMPOSE STRICT AS WELL AS JOINT AND SEVERAL LIABILITY FOR CLEAN UP COSTS, UNFORESEEN ENVIRONMENTAL RISKS COULD PROVE TO BE COSTLY.

         Our facilities may be subject to unforeseen environmental risks. The federal Comprehensive Environmental Response, Compensation, and Liability Act, as amended, or CERCLA, imposes strict, as well as joint and several, liability for certain environmental cleanup costs on several classes of potentially responsible parties, including current owners and operators of the property and, in some cases, lenders who did not cause or contribute to the contamination. Furthermore, liability under CERCLA is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Other federal and state laws in certain circumstances may impose liability for environmental remediation, which costs may be substantial. Moreover, certain federal statutes and certain states by statute impose a lien for any cleanup costs incurred by such state on the property that is the subject of such cleanup costs. All subsequent liens on such property generally are subordinated to such an environmental lien and, in some states, even prior recorded liens are subordinated to environmental liens.

         WE MIGHT BECOME INVOLVED IN LITIGATION, INCLUDING THIRD-PARTY AND PERSONAL INJURY CLAIMS, WHICH COULD BE COSTLY AND TIME CONSUMING.

         The operation of our facilities exposes us to potential third-party claims or litigation by offenders or other persons for personal injury or other damages including damages arising from an offender's escape or from a disturbance or riot at a facility. In addition, our management contracts generally require us to indemnify the government agency against any damages to which the government agency may be subject in connection with such claims or litigation. We are generally obligated to maintain an insurance program that provides coverage for certain liability risks, including personal injury, bodily injury, death or property damage to a third party where we are found to be negligent. There can be no assurance, however, that such insurance will be adequate to cover potential third-party claims.

RISKS RELATED TO THIS OFFERING

         OUR STOCK PRICE IS VOLATILE AND YOU MAY NOT BE ABLE TO RESELL YOUR SHARES AT OR ABOVE THE PRICE YOU PAID FOR THEM.

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         The market price of our common stock has fluctuated in the past and could continue to fluctuate substantially due to a variety of factors, including:

         o        quarterly fluctuations in results of operations;

         o        the termination by a government client of a material contract;

         o political and legislative developments adverse to the privatization of government services;

         o changes in or failure to meet earnings estimates by securities analysts;

         o sales of our common stock by existing shareholders or the perception that these sales may occur;

         o        adverse judgments or settlements obligating us to pay damages;

         o        negative publicity;

         o        loss of key personnel; and

         o the failure to be awarded a significant contract on which we have bid.

         In addition, overall volatility has often significantly affected the market prices of securities for reasons unrelated to a company's operating performance. In the past, securities class action litigation has often been commenced against companies that have experienced periods of volatility in the price of their stock. Securities litigation initiated against us could cause us to incur substantial costs and could lead to the diversion of management's attention and resources.

         OUR RIGHTS PLAN AND DELAWARE LAW MAY DISCOURAGE ACQUISITION BIDS.

         Our board of directors has adopted a stockholders' rights plan. Under this plan, we have issued preferred stock purchase rights as a dividend on our outstanding common stock and on any other common stock issued after adoption of the plan. The rights become exercisable if someone acquires or offers to acquire specific amounts of common stock.

         Moreover, a provision of Delaware law that is applicable to us could delay or make difficult a merger, tender offer or proxy contest involving us. This provision becomes applicable if someone acquires or offers to acquire a specified amount of our common stock.

         The rights and the provisions of Delaware law have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire us without the approval of our board of directors. The rights and the provisions of Delaware law may deter a potential unfriendly offer or other effort to gain control of our company that is not approved by our board of directors. This may deprive our stockholders of opportunities to sell shares of our common stock at prices higher than those prevailing in the market. Neither the rights nor this

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provision of Delaware law should, however, interfere with any merger or other business combination that is approved by our board of directors.

         OUR CERTIFICATE OF INCORPORATION AND BYLAWS INCLUDE PROVISIONS THAT MAY HAVE ANTI-TAKEOVER EFFECTS.

         Our certificate of incorporation and bylaws include provisions that may delay, deter or prevent a takeover attempt that stockholders might consider desirable. For example, our certificate of incorporation provides that our stockholders may not take any action in writing without a meeting, except by unanimous written consent. This prohibition could impede or discourage an attempt to obtain control of us by requiring that any actions required to be taken by stockholders be taken at properly called stockholder meetings or by unanimous written consent.

         THE SALE OF A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK AFTER THIS OFFERING COULD CAUSE THE MARKET PRICE OF OUR COMMON STOCK TO DECLINE.

         Upon completion of this offering, we will have 12,430,790 shares of common stock outstanding and 1,738,306 shares of common stock issuable pursuant to the exercise of outstanding options and warrants and reserved for issuance under our stock option plans. Sales of substantial amounts of our common stock by our existing stockholders in the public market following the offering, or the perception that such sales will occur, could cause the market price of our common stock to drop.